AAM S&P Emerging Markets High Dividend Value ETF
Schedule of Investments
January 31, 2023 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 93.2%
	Brazil - 5.5%
26,600	Cia Paranaense de Energia	$198,477
22,900	Hypera SA	209,999
45,648	JBS SA	180,568
		589,044
	China - 21.7%
791,000	CGN Power Company, Ltd. - H Shares	184,668
1,301,000	China Cinda Asset Management Company, Ltd. - H Shares	184,232
609,000	China Everbright Bank Company, Ltd. - H Shares	194,232
636,000	China Evergrande Group (a)(b)(c)	0
351,500	China Galaxy Securities Company, Ltd. - H Shares	189,235
172,000	China Hongqiao Group, Ltd.	198,802
548,000	Chongqing Rural Commercial Bank Company, Ltd. - H Shares	197,848
189,500	COSCO SHIPPING Holdings Company, Ltd. - H Shares	195,821
326,000	Dongfeng Motor Group Company, Ltd. - H Shares	193,806
99,000	Inner Mongolia ERDOS Resources Company, Ltd. - Class B	201,960
131,200	Inner Mongolia Yitai Coal Company, Ltd. - Class B (c)	196,538
246,000	Lenovo Group, Ltd.	196,774
382,000	PetroChina Company, Ltd. - H Shares	203,219
111,000	Sunac China Holdings, Ltd. (a)(b)(c)	0
		2,337,135
	Egypt - 1.8%
136,999	Abou Kir Fertilizers & Chemical Industries	195,103
	Greece - 2.1%
1,512	OPAP SA - ADR	11,257
9,138	Star Bulk Carriers Corporation - ADR	207,615
		218,872
	Hong Kong - 1.8%
61,000	C&D International Investment Group, Ltd.	193,773
184,500	Shimao Group Holdings, Ltd. (a)(b)(c)	0
		193,773
	Hungary - 1.8%
8,395	Richter Gedeon Nyrt	188,808
	India - 3.6%
72,586	Power Grid Corporation of India, Ltd.	191,944
176,437	Steel Authority of India, Ltd.	195,111
		387,055
	Indonesia - 5.8%
155,500	Gudang Garam Tbk PT	238,592
422,200	Indofood Sukses Makmur Tbk PT	189,413
1,833,300	Perusahaan Gas Negara Persero Tbk PT	188,956
		616,961
	Mexico - 1.8%
146,065	Fibra Uno Administracion SA de CV	197,965
	Netherlands - 1.8%
31,604	NEPI Rockcastle NV	195,944
	Poland - 1.7%
44,271	Cyfrowy Polsat SA	187,170
	Republic of Korea - 9.1%
33,895	BNK Financial Group, Inc.	194,818
3,774	Kia Corporation	204,662
2,563	KT&G Corporation (c)	192,464
21,195	LG Uplus Corporation	191,165
8,339	SD Biosensor, Inc.	193,615
		976,724
	Russian Federation - 0.0%
5,978	X5 Retail Group NV - GDR (a)(b)(c)	0
	South Africa - 10.9%
23,192	Aspen Pharmacare Holdings, Ltd.	201,186
15,452	Exxaro Resources, Ltd.	193,076
239,498	Growthpoint Properties, Ltd.	192,670
6,655	Kumba Iron Ore, Ltd.	202,218
28,298	MultiChoice Group	194,526
14,164	Thungela Resources, Ltd.	188,433
		1,172,109
	Taiwan, Province of China - 16.8%
38,400	Evergreen Marine Corporation Taiwan, Ltd.	194,398
104,000	Farglory Land Development Company, Ltd.	202,285
12,000	International Games System Company, Ltd.	197,635
160,000	King Yuan Electronics Company, Ltd.	204,097
17,000	Novatek Microelectronics Corporation	200,999
59,000	Radiant Opto-Electronics Corporation	201,416
80,000	Wan Hai Lines, Ltd.	202,231
197,000	Wistron Corporation	206,678
96,000	Yang Ming Marine Transport Corporation	199,833
		1,809,572
	Thailand - 1.9%
308,400	Bangkok Chain Hospital pcl - NVDR	203,669
	Turkey - 5.1%
65,758	Anadolu Efes Biracilik Ve Malt Sanayii AS	182,482
22,842	Dogus Otomotiv Servis ve Ticaret AS	193,077
159,145	Turk Telekomunikasyon AS	173,777
		549,336
	TOTAL COMMON STOCKS (Cost $10,790,940)	10,019,240

	EXCHANGE TRADED FUNDS - 1.7%
	Greece - 1.7%
6,000	Global X MSCI Greece ETF	182,520
	TOTAL EXCHANGE TRADED FUNDS (Cost $182,633)	182,520

	PREFERRED STOCKS - 5.6%
	Brazil - 3.7%
88,518	Cia Energetica de Minas Gerais	200,108
37,889	Petroleo Brasileiro SA	194,824
		394,932
	Republic of Korea - 1.9%
3,037	Hyundai Motor Company	211,787
	TOTAL PREFERRED STOCKS (Cost $588,564)	606,719

	SHORT-TERM INVESTMENTS - 0.6%
61,546	Invesco Government & Agency Portfolio, Institutional Class - 4.30% (d)	61,546
	TOTAL SHORT-TERM INVESTMENTS (Cost $61,546)	61,546
	TOTAL INVESTMENTS (Cost $11,623,683) - 101.1%	10,870,025
	Liabilities in Excess of Other Assets - (1.1)%	(115,197)
	NET ASSETS - 100.0%	$10,754,828

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
NVDR	Non-Voting Depositary Receipt.
(a)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(b)	This security has been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities is $0 which represents 0.00% of net assets.
(c)	Non-income producing security.
(d)	Rate shown is the annualized seven-day yield as of January 31, 2023.

Summary of Fair Value Disclosure at January 31, 2023 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. Accounting principals generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.

To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2023:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$10,019,240	$-	$0	$10,019,240
Exchange Traded Funds	182,520	-	-	182,520
Preferred Stocks	606,719	-	-	606,719
Short-Term Investments	61,546	-	-	61,546
Total Investments in Securities	$10,870,025	$-	$0	$10,870,025
^See Schedule of Investments for breakout of investments by country.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value in AAM S&P Emerging Markets High Dividend Value ETF:

	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 1/31/2023
Common Stocks	$0	$(155,342)	$161,564	$-	$(6,222)	$-	$-	$0

	The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 1/31/2023	Valuation Techniques	Unobservable Input	Impact to valuation from an increase to input*
Common Stocks	$0	Market comparable companies	Discount for lack of marketability	$0.00 USD

*	Table presents information for four securities. China Evergrande Group, Shimao Group Holdings, Ltd., Sunac China Holdings, Ltd. and
	X5 Retail Group NV have been valued at $0.00 per share during the period.